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                                                                    EXHIBIT 23.1

                              Accountants' Consent

The Board of Directors
Provant, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG PEAT MARWICK LLP


Boston, Massachusetts
January 6, 1999